Exhibit 99.31

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-D

KEY PERFORMANCE FACTORS
December 31, 1999



Expected B Maturity 7/15/03


Blended Coupon 5.9061%


Excess Protection Level
3 Month Average   5.69%
December, 1999   4.84%
November, 1999   5.96%
October, 1999   6.28%


Cash Yield19.14%


Investor Charge Offs 5.04%


Base Rate 9.26%


Over 30 Day Delinquency 4.63%


Seller's Interest11.35%


Total Payment Rate14.35%


Total Principal Balance$49,947,826,881.37


 Investor Participation Amount$559,000,000.00


Seller Participation Amount$5,671,007,362.88